Managed Portfolio Series

PROSPECTOR CAPITAL APPRECIATION FUND (PCAFX)
PROSPECTOR OPPORTUNITY FUND (POPFX)
Supplement dated December 5, 2025, to the
Prospectus and Statement of Additional Information,
each dated April 30, 2025

Based upon a recommendation by Prospector Partners Asset Management, LLC (the “Adviser”), the Board of Trustees of Managed Portfolio Series (the “Trust”) has approved a plan of liquidation for the Prospector Capital Appreciation Fund and the Prospector Opportunity Fund (each, a “Fund” and together, the “Funds”), each a series of the Trust, pursuant to which each Fund will be liquidated on or about December 30, 2025 (the “Liquidation Date”). The liquidation may be delayed if unforeseen circumstances arise.
In anticipation of the liquidation, effective as of the close of trading on the New York Stock Exchange (“close of business”) on December 11, 2025, each Fund will be closed to investments (with the exception of dividend and/or capital gain reinvestments and certain recurring investments such as from 401(k) retirement plans). Each Fund reserves the right to modify the extent to which sales of shares are limited prior to the Liquidation Date. In addition, effective immediately, the Adviser may begin an orderly transition of each Fund’s portfolio securities to cash and cash equivalents in preparation for the liquidation and each Fund may cease investing its assets in accordance with its investment objective and strategies as stated in the Prospectus.
Shareholders may voluntarily redeem shares of a Fund, as described in the Prospectus, at any time before the Liquidation Date. The redemption fee of 2.00% imposed on Fund shares redeemed within 60 calendar days of purchase will be waived for redemptions of Fund shares that occur after December 5, 2025. Shareholders remaining in a Fund until the Liquidation Date may bear increased transaction fees in connection with the disposition of the Fund’s portfolio holdings. If your Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be automatically redeemed on the Liquidation Date, and liquidating distributions, less any required tax withholdings, will be sent to the address of record.
Any IRAs still invested in a Fund on the Liquidation Date will be redeemed and distributed using an age-based distribution code and may be subject to tax withholding. If you hold your shares in an IRA account directly with U.S. Bank, N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. Direct IRA shareholders wishing to avoid mandatory withholding taxes from being taken from their liquidation because they plan to roll over their proceeds to another IRA should submit a written redemption request to their Fund with enough time to be received prior to the Liquidation Date. Any redemption request will be processed on the day received provided the request is in good order. Shareholders who own a Fund through a financial institution or brokerage should consult their financial advisor.
You should consult with your tax advisor on the consequences to you of this Fund liquidation and any voluntary Fund redemption.
Please retain this supplement for future reference.